                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
-----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.

IMMEDIATELY                                    Paul J. Leyden, SVP
-----------                                    (212) 495-1041
                                               Nicholas C. Silitch, VP
                                               (212) 495-1721
                                               Gregory A. Burton, AT
                                               (212) 495-1619



              THE BANK OF NEW YORK COMPANY, INC. REPORTS
              ------------------------------------------
               RECORD 1996 E.P.S. OF $2.41, UP 12% AND
               ---------------------------------------
            RECORD NET INCOME OF $1.02 BILLION ALSO UP 12%
            ----------------------------------------------
             ROA AND ROE SET RECORDS AT 1.90% AND 19.98%
             -------------------------------------------
               FOURTH QUARTER E.P.S. UP 9% TO 61 CENTS
               ---------------------------------------

NEW YORK, N.Y., January 16, 1997 -- The Bank of New York Company, Inc. (NYSE: BK) reported record 1996 earnings per share, on a fully diluted basis, of $2.41 up 12% from $2.15 in 1995. Net income in 1996, for the first time, exceeded $1 billion at $1,020 million, also up 12% from the $914 million in 1995.
     In the fourth quarter, fully diluted earnings per share were 61 cents, up 9% from the 56 cents in the fourth quarter of 1995. Net income for the fourth quarter was $250 million, up 4% from the $241 million earned in the same period last year.
     For the year, return on average assets was a record 1.90% compared with 1.72% in 1995. Return on average common equity totaled a record 19.98% in 1996 compared with 19.42% in 1995.

     Revenues from the Company's securities processing business continued their strong advance, growing 59% for the full year to $655 million. This significant increase reflected continued strong internal growth as well as the acquisition of the corporate trust business of NationsBank and the custody businesses of BankAmerica and J.P. Morgan. All areas of securities processing contributed to an internal growth rate of 14% with ADR's, corporate trust, and government securities clearance particularly strong.
     Overall, fees from other processing were up 9% for the year to $206 million. Funds transfer fees were ahead a strong 15%, cash management fees were up by 8%, while revenues from the trade finance business were flat from 1995.
     Trust and investment continued its strong performance in 1996 with fees growing 19% over last year to $161 million reflecting new business and generally strong markets.
     Net interest income, on a taxable equivalent basis, declined to $1,999 million in 1996 from $2,068 million in the prior year, reflecting the sale of the AFL-CIO Union credit card portfolio in the second quarter of 1996.
     Tangible fully diluted earnings per share (earnings before the amortization of goodwill and intangibles) were $2.61 per share in 1996 compared with $2.29 per share in 1995. On the same basis, tangible return on average assets was 2.10% in 1996 compared with 1.86% in 1995; and tangible return on average common equity was 27.94% in 1996 compared with 24.14% in 1995.
     During 1996 the Company bought back 48 million shares at a cost of

$1.3 billion. This had the effect of reducing average shares outstanding in 1996 by 26.3 million. The capital used in the share repurchase was largely replenished by earnings, the conversion of debentures, and the exercise of warrants. For the fourth quarter and year 1996, the net effect of the conversion of warrants, the remaining outstanding warrants, and the stock buyback was to dilute E.P.S. 1 cent and 10 cents.
     The Company's estimated Tier 1 capital and Total capital ratios remained strong at 8.24% and 12.64% at December 31, 1996 compared with 7.66% and 12.26% at September 30, 1996, and 8.42% and 13.08% at December 31, 1995. Tangible common equity as a percent of total assets was 6.99% at December 31, 1996 compared with 7.44% at September 30, 1996 and 8.00% one year ago. The leverage ratio was 8.88% at December 31, 1996 compared with 8.17% at September 30, 1996 and 8.46% one year ago.

NET INTEREST INCOME
-------------------
                            4th       3rd       4th
                          Quarter   Quarter   Quarter
                          -------   -------   -------
(In millions)               1996      1996      1995        1996      1995
                         -----------------------------    -----------------
Net Interest Income         $500      $476      $529      $1,999    $2,068
Net Interest Rate
 Spread                     3.35%     3.29%     3.41%       3.37%     3.41%
Net Yield on Interest-
 Earning Assets             4.33      4.28      4.58        4.35      4.53

     The net interest rate spread improved to 3.35% in the fourth quarter of 1996, compared with 3.29% in the third quarter. The net yield on interest earning assets also increased to 4.33% in the fourth quarter from 4.28% in the prior quarter. An important factor in the fourth quarter spread and yield expansion was the expiration of promotional rates on credit cards, and the repricing of certain segments of the Company's credit card portfolio. Also contributing to the increase was continued growth in the Company's loan portfolio.
     The improvements in spreads and yields led to an increase in net interest income on a taxable equivalent basis, to $500 million in the fourth quarter, up from $476 million in the third quarter.
     For 1996, net interest income, on a taxable equivalent basis, amounted to $1,999 million compared with $2,068 million for 1995. The net interest rate spread was 3.37% for 1996 compared with 3.41% for 1995, while the net yield on interest-earning assets was 4.35% in 1996 compared with 4.53% for 1995.

NONINTEREST INCOME
------------------
                                      4th Quarter
                                      -----------
(In millions)                        1996      1995       1996      1995
                                    ----------------   -------------------
Processing Fees
  Securities                         $171      $108     $  655    $  411
  Other                                51        49        206       189
                                     ----      ----     ------    ------
                                      222       157        861       600
Trust and Investment Fees              42        39        161       136
Service Charges and Fees              105       101        424       423
Securities Gains                       19        78         97       115
Foreign Exchange and
 Other Trading Activities              25        17         67        60
Sale of Credit Card Portfolio           -         -        400         -
Other                                  28        27        120       157
                                     ----      ----     ------    ------
Total Noninterest Income             $441      $419     $2,130    $1,491
                                     ====      ====     ======    ======

     Securities processing fees increased 58% to $171 million compared with $108 million in the fourth quarter of 1995. Securities processing fees were $655 million in 1996 compared with $411 million in 1995. Strong internal growth in all areas and acquisitions contributed to the increase in revenue. The Company reported $19 million of securities gains in the fourth quarter of 1996 compared with $78 million in the fourth quarter of 1995. Revenues from foreign exchange and other trading activities were $25 million compared with $17 million in the fourth quarter of 1995. For the year, foreign exchange and other trading activities continued to improve with revenues of $67 million, up 12%.

NONINTEREST EXPENSE AND INCOME TAXES
------------------------------------
     Total noninterest expense for the fourth quarter and year 1996 were $480 million and $1,835 million, compared with $446 million and $1,708 million in 1995. The rise in expenses was principally related to acquisitions of securities processing businesses from J.P. Morgan, BankAmerica, and NationsBank.

     The efficiency ratios for the full year and fourth quarter of 1996 were 50.5% and 51.7% compared with 50.0% and 49.7% for the full year and fourth quarter of 1995. The efficiency ratios exclude the gain on the sale of the credit card portfolio in the second quarter of 1996, the settlement with Northeast Bancorp in the fourth quarter of 1995, and the gain on the sale of the ARCS mortgage servicing in the third quarter of 1995.
     The effective tax rates for the fourth quarter and full year of 1996 were 37.9% and 38.3% compared with 38.4% and 38.3% last year.

NONPERFORMING ASSETS
--------------------
                                                               Change
                                                             4Q 1996 vs
(Dollars in millions)             12/31/96       9/30/96       3Q 1996
                                 ---------------------------------------
Loans:
     Commercial Real Estate         $ 20          $ 22          $ (2)
     Other Commercial                 90            61            29
     Foreign                          38            40            (2)
     Community Banking                65            73            (8)
                                    ----          ----
  Total Loans                        213           196            17
Other Real Estate                     41            61           (20)
                                    ----          ----
  Total                             $254          $257            (3)
                                    ====          ====
Nonperforming Assets Ratio           0.7%          0.7%
Allowance/Nonperforming Loans      423.7         488.3
Allowance/Nonperforming Assets     355.3         372.6

     Nonperforming assets totaled $254 million at December 31, 1996, compared with $257 million at September 30, 1996, a decrease of $3 million. This was the twenty-second consecutive quarter of nonperforming asset decreases.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
---------------------------------------
                                 4th       3rd       4th
                               Quarter   Quarter   Quarter
                               -------   -------   -------
(In millions)                    1996      1996      1995      1996      1995
                               ---------------------------     --------------
Provision                        $ 45      $ 40      $105      $600      $330
                                 ----      ----      ----      ----      ----
Net (Charge-offs) Recovery:
  Commercial Real Estate           (1)       (7)        -       (11)      (16)
  Other Commercial                 (2)      (12)       (4)      (20)      (23)
  Credit Card                     (93)      (65)      (81)     (441)     (267)
  Other Consumer                   (2)       (3)       (2)       (9)       (5)
  Foreign                          (1)       27         -        37       (22)
  Other                            (2)       (5)       (8)      (11)      (20)
                                 ----      ----      ----      ----      ----
     Total                       (101)      (65)      (95)     (455)     (353)
Other                               -         -         -         -        11
                                 ----      ----      ----      ----      ----
Change in Allowance              $(56)     $(25)     $ 10      $145      $(12)
                                 ====      ====      ====      ====      ====

Other Real Estate Expenses       $  3      $  -      $  -      $  1      $  5

     Net charge-offs of credit card loans were $93 million for the fourth quarter. As a percentage of average outstandings, net charge-offs and accounts delinquent for more than thirty days were 7.02% and 7.20% in the fourth quarter.
     Credit card loans outstanding were $5.414 billion at December 31, 1996 compared with $5.348 billion at September 30, 1996.
     The allowance for loan losses was $901 million, or 2.43% of loans at December 31, 1996, compared with $957 million, or 2.66% of loans at September 30, 1996.
                       ***************************
  (Financial highlights and detailed financial statements are attached.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

                                                1996       1995     Change
                                                ----       ----     ------
For the Three Months Ended December 31:
---------------------------------------
  Net Income                                    $250       $241       3.7%
    Per Common Share:
      Primary Earnings                         $0.61      $0.58       5.2
      Fully Diluted Earnings                    0.61       0.56       8.9
      Cash Dividends                            0.22       0.18      22.2

  Return on Average Common Shareholders'
      Equity                                   19.48%     18.87%
  Return on Average Assets                      1.84       1.77

For the Twelve Months Ended December 31:
----------------------------------------
  Net Income                                  $1,020       $914      11.6%
    Per Common Share:
      Primary Earnings                         $2.47      $2.29       7.9
      Fully Diluted Earnings                    2.41       2.15      12.1
      Cash Dividends                            0.84       0.68      23.5

  Return on Average Common Shareholders'
      Equity                                   19.98%     19.42%
  Return on Average Assets                      1.90       1.72


As of December 31:
------------------
  Assets                                     $55,891    $53,720       4.0%
  Loans                                       37,130     37,687      -1.5
  Securities                                   5,053      4,870       3.8
  Deposits - Domestic                         26,653     26,405       0.9
           - Foreign                          12,815      9,513      34.7
  Long-Term Debt                               1,816      1,848      -1.7
  Preferred Shareholders' Equity                 112        113      -0.9
  Common Shareholders' Equity                  5,015      5,119      -2.0

  Common Shareholders' Equity Per Share        13.01      12.93       0.6
  Market Value Per Share of Common Stock       33.75      24.38      38.4

  Allowance for Loan Losses as a Percent
    of Loans                                    2.43%      2.01%
  Tier 1 Capital Ratio                          8.24       8.42
  Total Capital Ratio                          12.64      13.08
  Leverage Ratio                                8.88       8.46
  Tangible Common Equity Ratio                  6.99       8.00

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                                    (Unaudited)
                       (In millions, except per share amounts)

                                      For the three           For the twelve
                                      months ended            months ended
                                      December 31,            December 31,
                                      1996       1995         1996      1995
                                      ----       ----         ----      ----
Interest Income
---------------
Loans                                $ 756      $ 837        $3,073    $3,226
Securities
  Taxable                               59         60           240       235
  Exempt from Federal Income Taxes       9         10            37        43
                                     -----      -----        ------    ------
                                        68         70           277       278
Deposits in Banks                       26         23            90       106
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      29         34           126       193
Trading Assets                           4          5            17        28
                                     -----      -----        ------    ------
      Total Interest Income            883        969         3,583     3,831
                                     -----      -----        ------    ------
Interest Expense
----------------
Deposits                               293        313         1,152     1,265
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                             30         52           155       161
Other Borrowed Funds                    39         49           186       246
Long-Term Debt                          31         32           129       130
                                      ----       ----        ------    ------
      Total Interest Expense           393        446         1,622     1,802
                                      ----       ----        ------    ------
Net Interest Income                    490        523         1,961     2,029
-------------------
Provision for Loan Losses               45        105           600       330
                                     -----      -----        ------    ------
Net Interest Income After
 Provision for Loan Losses             445        418         1,361     1,699
                                     -----      -----        ------    ------
Noninterest Income
------------------
Processing Fees
 Securities                            171        108           655       411
 Other                                  51         49           206       189
                                     -----      -----        ------    ------
                                       222        157           861       600
Trust and Investment Fees               42         39           161       136
Service Charges and Fees               105        101           424       423
Securities Gains                        19         78            97       115
Other                                   53         44           587       217
                                     -----      -----        ------    ------
    Total Noninterest Income           441        419         2,130     1,491
                                     -----      -----        ------    ------
Noninterest Expense
-------------------
Salaries and Employee Benefits         264        237         1,014       913
Net Occupancy                           41         43           167       175
Furniture and Equipment                 24         23            93        87
Other                                  151        143           561       533
                                     -----      -----        ------    ------
  Total Noninterest Expense            480        446         1,835     1,708
                                     -----      -----        ------    ------
Income Before Income Taxes             406        391         1,656     1,482
Income Taxes                           154        150           634       568
Distribution on Preferred Securities     2          -             2         -
                                     -----      -----        ------    ------
Net Income                           $ 250      $ 241        $1,020    $  914
----------                           =====      =====        ======    ======
Net Income Available to
 Common Shareholders                 $ 247      $ 239        $1,010    $  904
-----------------------              =====      =====        ======    ======
Per Common Share Data:
----------------------
   Primary Earnings                  $0.61      $0.58         $2.47     $2.29
   Fully Diluted Earnings             0.61       0.56          2.41      2.15
   Cash Dividends                     0.22       0.18          0.84      0.68

Fully Diluted Shares Outstanding       407        430           420       424

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                   December 31,  December 31,
                                                       1996          1995
                                                       ----          ----
Assets
------
Cash and Due from Banks                              $ 6,031       $ 4,711
Interest-Bearing Deposits in Banks                     1,387           982
Securities:
  Held-to-Maturity                                     1,170         1,252
  Available-for-Sale                                   3,883         3,618
                                                     -------       -------
    Total Securities                                   5,053         4,870
Trading Assets at Fair Value                           1,547           762
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                 562           936
Loans (less allowance for loan losses
 of $901 in 1996 and $756 in 1995)                    36,229        36,931
Premises and Equipment                                   875           902
Due from Customers on Acceptances                        985           918
Accrued Interest Receivable                              308           270
Other Assets                                           2,914         2,438
                                                     -------       -------
     Total Assets                                    $55,891       $53,720
                                                     =======       =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $11,819       $10,465
 Interest-Bearing
    Domestic Offices                                  15,386        16,005
    Foreign Offices                                   12,263         9,448
                                                     -------       -------
     Total Deposits                                   39,468        35,918
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      1,737         3,933
Other Borrowed Funds                                   4,144         3,706
Acceptances Outstanding                                1,015           928
Accrued Taxes and Other Expenses                       1,417         1,378
Accrued Interest Payable                                 179           190
Other Liabilities                                        388           587
Long-Term Debt                                         1,816         1,848
                                                     -------       -------
     Total Liabilities                                50,164        48,488
                                                     -------       -------
Minority Interest - Preferred Securities                 600             -
                                                     -------       -------
Shareholders' Equity
 Preferred Stock-no par value, authorized
  5,000,000 shares, outstanding 184,000 shares           111           111
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 40,429 shares in 1996 and
  49,504 shares in 1995                                    1             2
 Common Stock-par value $7.50 per share,
  authorized 800,000,000 shares, issued
  444,317,786 shares in 1996 and
  408,324,810 shares in 1995                           3,332         3,062
 Additional Capital                                      344           125
 Retained Earnings                                     2,798         2,120
 Securities Valuation Allowance                           82            58
                                                     -------       -------
                                                       6,668         5,478
 Less:  Treasury Stock (57,849,845 shares in
        1996 and 12,052,096 shares in 1995),
        at cost                                        1,524           228
        Loan to ESOP (1,195,719 shares in 1996
        and 1,317,060 shares in 1995), at cost            17            18
                                                     -------       -------
     Total Shareholders' Equity                        5,127         5,232
                                                     -------       -------
     Total Liabilities and Shareholders' Equity      $55,891       $53,720
                                                     =======       =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the three months      For the three months
                           ended December 31, 1996   ended December 31, 1995
                           ------------------------  ------------------------
                           Average          Average  Average          Average
                           Balance Interest  Rate    Balance Interest  Rate
                           ------- -------- -------  ------- -------- -------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,792    $  26   5.73%  $ 1,448    $  23   6.29%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,219       29   5.28     2,359       34   5.79
Loans
 Domestic Offices           23,239      544   9.31    25,614      632   9.80
 Foreign Offices            13,303      214   6.40    11,428      204   7.07
                           -------   ------          -------   ------
   Total Loans              36,542      758   8.25    37,042      836   8.96
                           -------   ------          -------   ------
Securities
 U.S. Government
  Obligations                2,834       41   5.77     2,934       42   5.64
 U.S. Government Agency
  Obligations                  434        7   6.37       456        7   6.35
 Obligations of States and
  Political Subdivisions       666       15   8.79       607       15  10.16
 Other Securities,
  including Trading
  Securities                 1,406       17   4.69     1,193       18   6.15
                           -------   ------          -------   ------
   Total Securities          5,340       80   5.91     5,190       82   6.35
                           -------   ------          -------   ------
Total Interest-Earning
 Assets                     45,893      893   7.74%   46,039      975   8.41%
                                     ------                    ------
Allowance for Loan Losses     (922)                     (726)
Cash and Due from Banks      3,025                     3,532
Other Assets                 6,086                     5,087
                           -------                   -------
  TOTAL ASSETS             $54,082                   $53,932
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,937       43   4.32%  $ 3,613       41   4.50%
 Savings                     8,099       54   2.63     8,171       62   3.00
 Certificates of Deposit
  $100,000 & Over              760       10   5.31     1,395       19   5.46
 Other Time Deposits         2,461       29   4.72     2,708       45   6.65
 Foreign Offices            13,274      157   4.71    10,918      146   5.30
                           -------   ------          -------   ------
  Total Interest-Bearing
   Deposits                 28,531      293   4.08    26,805      313   4.64
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,336       30   5.13     3,597       52   5.72
Other Borrowed Funds         2,918       39   5.22     3,143       49   6.09
Long-Term Debt               1,816       31   6.86     1,819       32   7.01
                           -------   ------          -------   ------
  Total Interest-Bearing
   Liabilities              35,601      393   4.39%   35,364      446   5.00%
                                     ------                    ------
Noninterest-Bearing
 Deposits                    9,197                     9,831
Other Liabilities            4,017                     3,606
Minority Interest -
 Preferred Securities          104                         -
Preferred Stock                113                       113
Common Shareholders'
 Equity                      5,050                     5,018
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $54,082                   $53,932
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  500   3.35%            $  529   3.41%
                                     ======                    ======
 Net Yield on Interest-
  Earning Assets                              4.33%                     4.58%
                                              ====                      ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the twelve months     For the twelve months
                           ended December 31, 1996   ended December 31, 1995
                           ------------------------  ------------------------
                           Average          Average  Average          Average
                           Balance Interest  Rate    Balance Interest  Rate
                           ------- -------- -------  ------- -------- -------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,586   $   90   5.71%  $ 1,682   $  106   6.28%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,356      126   5.35     3,280      193   5.89
Loans
 Domestic Offices           24,417    2,272   9.31    24,366    2,428   9.97
 Foreign Offices            12,281      810   6.59    11,055      805   7.28
                           -------   ------          -------   ------
   Total Loans              36,698    3,082   8.40    35,421    3,233   9.13
                           -------   ------          -------   ------
Securities
 U.S. Government
  Obligations                2,911      168   5.76     2,929      167   5.71
 U.S. Government Agency
  Obligations                  454       29   6.32       372       24   6.33
  Obligations of States and
  Political Subdivisions       656       58   8.91       650       68  10.50
 Other Securities,
  including Trading
  Securities                 1,322       68   5.16     1,309       79   6.13
                           -------   ------          -------   ------
   Total Securities          5,343      323   6.05     5,260      338   6.45
                           -------   ------          -------   ------
Total Interest-Earning
 Assets                     45,983    3,621   7.88%   45,643    3,870   8.48%
                                     ------                    ------
Allowance for Loan Losses     (837)                     (739)
Cash and Due from Banks      2,804                     2,971
Other Assets                 5,699                     5,178
                           -------                   -------
  TOTAL ASSETS             $53,649                   $53,053
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,855      166   4.30%  $ 3,451      153   4.44%
 Savings                     8,188      223   2.72     7,909      243   3.07
 Certificates of Deposit
  $100,000 & Over              895       48   5.32     1,673       95   5.68
 Other Time Deposits         2,547      121   4.75     2,560      143   5.60
 Foreign Offices            12,232      594   4.87    11,403      631   5.54
                           -------   ------          -------   ------
  Total Interest-Bearing
   Deposits                 27,717    1,152   4.16    26,996    1,265   4.69
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,957      155   5.23     2,804      161   5.75
Other Borrowed Funds         3,406      186   5.47     3,962      246   6.22
Long-Term Debt               1,870      129   6.90     1,773      130   7.30
                           -------   ------           ------   ------
  Total Interest-Bearing
   Liabilities              35,950    1,622   4.51%   35,535    1,802   5.07%
                                     ------                    ------
Noninterest-Bearing
 Deposits                    8,882                     9,065
Other Liabilities            3,623                     3,685
Minority Interest -
 Preferred Securities           26                         -
Preferred Stock                113                       115
Common Shareholders'
 Equity                      5,055                     4,653
                           -------                    ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $53,649                   $53,053
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $1,999   3.37%            $2,068   3.41%
                                     ======                    ======
 Net Yield on Interest-
  Earning Assets                              4.35%                     4.53%
                                              ====                      ====